AARP Investment Program
                                  from SCUDDER

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999


AARP Balanced Stock and Bond Fund:

The text below replaces the disclosure found in the "Portfolio Managers" section on page 39:

Kathleen T. Millard, lead portfolio manager, joined the adviser in 1991 and began her investment career in 1983.

Robert Cessine, portfolio manager, joined the adviser in 1993 and began his investment career in 1982.

AARP Growth and Income Fund:

The text below replaces the disclosure found in the "Portfolio Managers" section on page 43:

Kathleen T. Millard, lead portfolio manager, joined the adviser in 1991 and began her investment career in 1983.

Benjamin W. Thorndike, portfolio manager, joined the adviser in 1983 and began his investment career in 1980.

October 20, 1999